EXHIBIT 32.1

CCC INFORMATION SERVICES GROUP INC.
AND SUBSIDIARIES

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CCC Information Services Group Inc. ("Company") on Form 10-K for the year ending December 31, 2004 as filed with the Securities Exchange Commission on the date hereof ("Report"), I, Githesh Ramamurthy, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005	By:	/s/ Githesh Ramamurthy
Name: Githesh Ramamurthy
Title: Chairman and Chief Executive Officer

In connection with the Annual Report of CCC Information Services Group Inc. ("Company") on Form 10-K for the year ending December 31, 2004 as filed with the Securities Exchange Commission on the date hereof ("Report"), I, Andrew G. Balbirer, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005	By:	/s/ Andrew G. Balbirer
Name: Andrew G. Balbirer
Title: Executive Vice President and Chief Financial Officer